                                                                  EXHIBIT 10.9





                                 SPLIT AGREEMENT

                                     Between

                              MOTOROLA ISRAEL LTD.

                                       and

                          MIL FINO LTD. (IN FOUNDATION)


                                December 28, 1999

                                 SPLIT AGREEMENT

         AGREEMENT made as of December 28, 1999 by and between Motorola Israel Ltd., an Israeli company ("MOTOROLA") and MIL Fino Ltd., an Israeli company in foundation ("MIL").

         WHEREAS, the universal Motorola group is currently in the midst of a process of global reorganization, the purpose of which is to divide between two of the group's primary fields of activity - the Cellular Infrastructure Group field ("CIG") and the Network Management Group ("NMG"), with the objective of solving structural conflict of interests and internal competition problems within the group, which adversely affect its profitability; and

         WHEREAS, Motorola operates, directly and through companies and corporations held by it, in both the CIG field and the NMG field; and

         WHEREAS, the Board of Directors of Motorola has resolved to divide Motorola's fields of activity into two separate companies, each of which will focus on a different field of activity, pursuant to Sections 233-234 of the Companies Ordinance [New Version], 5743-1983 and/or the provisions of Sections 350-351 of the Companies Law, 5759-1999 and in accordance with
Section 105 of the Income Tax Ordinance [New Version], 5721-1961; and

         WHEREAS, MIL is a new company recently established as part of the split plan for purposes of being transferred part of the activity, assets and liabilities of Motorola in this split plan; and

         WHEREAS, the parties wish to divide Motorola's activity, assets and liabilities such that all Motorola's activity (other than NMG and Personal Communications Sector equipment - "PCS") will be transferred to MIL, while Motorola will operate in the field of NMG and PCS; and

         WHEREAS, the parties wish to establish the said split and their relations following the implementation thereof within the framework of this Agreement; and

         WHEREAS, the parties to this Agreement represent and warrant that there is no legal or contractual restriction to their engagement in this Agreement, other than as stated hereunder in this Agreement;

         NOW, THEREFORE, the parties hereto declare, stipulate and agree as follows:

1.       DEFINITIONS

         For the purposes of this Agreement, the following terms shall have the meanings appearing next to them, unless explicitly specified otherwise:

         "CLOSING DATE" means 7 days after the fulfillment of all the pre-conditions, as set forth in section 5 below.

         "COMPANIES LAW" means the Companies Law, 5759-1999.

         "COMPANIES ORDINANCE" means the Companies Ordinance [New Version], 5743-1983.

         "INCOME TAX ORDINANCE" means the Income Tax Ordinance [New Version], 5721-1961.

         "LEGAL PROCEEDINGS" means legal or quasi-legal proceedings, civil, criminal or administrative, before an authorized court or tribunal, including arbitration, to which Motorola is or will be a party, and which are pending on the Closing Date or will be filed against any of the parties following the Closing Date.

         "LIABILITY" means any debt, obligation or charge, whether present or future, whether absolute or contingent.

         "ORDER OF SPLIT" means an order to be granted by the authorized court for implementation of the Split Arrangement Plan, INTER ALIA, in accordance with the provisions of Sections 233 and 234 of the Companies Ordinance or in accordance with the provisions of Sections 350 and 351 of the Companies Law.

         "RIGHT" means any right or benefit, in possession or in action, whether present or future, whether absolute or contingent, as well as any asset, including rights in subsidiaries and/or affiliates, as defined in the Securities Law, 5728-1968.

         "SEVERANCE PAY LAW" means the Severance Pay Law, 5723-1963.

         "SPLIT ARRANGEMENT PLAN" means the split arrangement plan that will be attached as an appendix to the motion submitted to the authorized court as soon as possible after the signing of this Agreement.

         "THE EFFECTIVE DATE" means the 31st of December, 1999.

         "TRANSFERRED ACTIVITY" means all the Rights, Liabilities, licenses and permits transferred pursuant to this Agreement.

2.       THE SPLIT

         2.1      GENERAL

                  On the Closing Date, effective as of the Effective Date, Motorola shall transfer to MIL all of its Rights and Liabilities, as specified in this Agreement, according to the court's order approving the Split Arrangement Plan and by the authority of this order.

         2.2      TRANSFER OF RIGHTS, LIABILITIES, LICENSES AND PERMITS

                  2.2.1 Motorola shall transfer and/or assign to MIL, and MIL shall accept the transfer and/or assignment from Motorola of Rights, Liabilities, licenses and permits such that, immediately after the Closing Date (effective as of the Effective Date) MIL shall have the Rights, Liabilities, licenses and permits as specified in Appendix A1 to this Agreement and Motorola shall have the Rights, Liabilities, licenses and permits as specified in Appendix A2 to this Agreement.

                           The transfer and/or assignment of the Rights, Liabilities, permits and licenses will be effected on an "AS IS" basis on the Closing Date.

                  2.2.2 Details of all written and oral agreements and contractual obligations pertaining to the Transferred Activity and which are in effect on the Effective Date, are specified in Appendix B to this Agreement.

         2.3      LIENS, GUARANTEES AND WRITS OF INDEMNITY

                  2.3.1 On the Closing Date and pursuant to the Order of Split, liens will be registered on the assets of MIL and the liens registered on the assets of Motorola shall be cancelled such that the liens registered on the assets of the parties, including the order of priority among them, will be as specified in Appendix C to this agreement.

                  2.3.2 On the Closing Date, MIL shall assume guarantees and indemnification undertakings that refer to the Transferred Activity, as specified in Appendix D to this Agreement, and Motorola shall be released of its guarantees and indemnification undertakings transferred to MIL.

                  2.3.3 Motorola shall act to obtain consents and authorizations from the lienholders and/or guarantee beneficiaries, which are required, if required, for the purpose of effecting the transfer of the Transferred Activity, and the performance of the aforesaid in subsection 2.2 above.

         2.5      LEGAL PROCEEDINGS

                  2.5.1 Pursuant to the Order of Split and subject to the terms thereof, all Legal Proceedings existing on the Closing Date and which refer to the Transferred Activity pursuant to this Agreement shall be transferred, on the Closing Date, to MIL.

                           To the best of Motorola's knowledge, as of the signing of this Agreement, there are no existing Legal Proceedings, which refer to the Rights and Liabilities of Motorola transferred to MIL pursuant to this Agreement.

                  2.5.2 Any Legal Proceeding initiated against Motorola after the Closing Date on the grounds of a cause of action, which refers to the Transferred Activity, whether such cause of action arose prior to the Closing Date or following the Closing Date, will be transferred to MIL.

                  2.5.3 Any Legal Proceeding initiated against MIL after the Closing Date on the grounds of a cause of action, which refers to activities of Motorola that are not included in the Transferred Activity, whether such cause of action arose prior to the Closing Date or following the Closing Date, will be transferred to Motorola.

                  2.5.4 In the event that the transfer of a Legal Proceeding from the party against which the claim was submitted (the "Sued Party") to the party holding the Rights, Liabilities, licenses and permits in relation to which the Legal Proceeding was initiated (the "Debtor"), as stated in section 2.5.1 and/or 2.5.2 and/or 2.5.3 above, is not made possible, for whatever reason, and after the parties have made their best efforts to transfer the said Legal Proceeding, or alternatively, in the event that the initiation of a Legal Proceeding by the Debtor against a third party is not made possible for whatever reason, other than by means of the Sued Party, the parties shall proceed as follows:

                           One. The Legal Proceeding will remain standing against or in the name of the Sued Party. In practice, the Legal Proceeding will be managed by the Debtor and at its expense, provided that subsections (b) - (d) below apply.

                           Two. The Sued Party shall notify the Debtor of the initiation of the said Legal Proceeding immediately after it becomes aware of same and will convey to the Debtor all information in its possession pertaining to the said Legal Proceeding. The Sued Party undertakes to take any reasonable action, at the request of the Debtor, for the purpose of assisting the Debtor in the management of the Legal Proceeding, provided that the Debtor bears all the expenses involved therein.

                           Three. It is agreed that any settlement and/or waiver within the framework of a Legal Proceeding managed by the Debtor will require the prior consent of the Sued Party, which shall not be unreasonably withheld.

                           Four. The Sued Party may demand from the Debtor to take part in the management of the Legal Proceeding. In such case, the Sued Party shall bear the expenses derived thereof and the aforesaid in subsection (c) shall not apply.

                  2.5.5 In the event that the Legal Proceeding involves more than one debtor, the Legal Proceeding will be managed by the debtors and the share of liability of each of the parties to this agreement for the said Legal Proceeding shall be divided among them in accordance with sections 2.5.2 and 2.5.3 above.

         2.6      EMPLOYEES

                  2.6.1 The employees of Motorola whose work is related to the Transferred Activity and whose names appear in Appendix E (the "Transferred Employees") will cease to be employees of Motorola, on the Closing Date (in effect as of the Effective Date), and will become the employees of MIL.

                  2.6.2 Motorola represents and undertakes that it has made, with respect to the Transferred Employees and with respect to the period of their employment at Motorola, all the allocations for social benefits required by applicable law or agreement, including allocations for pension, retirement (VSP) and termination of employment.

                  2.6.3 MIL shall receive all the rights that exist with respect to the Transferred Employees in the funds and/or reserves and/or pursuant to any financial and/or other arrangements and all funds, allocations and reserves transferred with respect to the Transferred Employees shall be registered in its books.

                           MIL shall be liable toward the Transferred Employees for all the social benefits, including for any debt arising from the termination of employer-employee relations, that will apply after the Effective Date, such that, with respect to the Severance Pay Law, the Transferred Employees shall be deemed as having worked at MIL for the period of their employment at Motorola.

                  2.6.4 Motorola shall indemnify MIL for any payment and/or expense incurred by MIL with respect to the Transferred Employees' period of employment at Motorola until the Effective Date and which have not been covered as part of the assignment of rights pursuant to section 2.6.3 above, provided that MIL has notified Motorola of any demand and/or claim submitted against it on this matter and permitted Motorola to manage the defense against any such demand and/or claim.

                           MIL shall not agree to any settlement agreement or other arrangement with respect to the said demand and/or claim and shall not pay any sum or equivalent with respect thereto without Motorola's consent, other than subject to a binding judicial order.

         2.7      REAL PROPERTY

                  On the Closing Date (effective as of the Effective Date) Motorola's ownership and/or lease rights and/or contractual rights to receive rights of ownership and/or lease in real property shall be transferred to MIL, as specified in Appendix F to this Agreement.

                  In the event that the transfer of any real property rights is not made possible, for whatever reason, Motorola will hold all such rights in trust for the benefit of MIL and MIL shall indemnify Motorola for any payment and/or expense incurred by Motorola with respect to such rights.

         2.8      In the event that any of the transfers set forth in this
                  section 2 is not made possible, for whatever reason, the parties will negotiate and sign additional agreements that will provide with an arrangement satisfactory to both parties.

3.       ACTIONS UNTIL THE CLOSING DATE

         3.1 Motorola shall act to convene creditors' and shareholders' meetings for the purpose of approving the Split, in accordance with the orders issued by the District Court in Tel-Aviv-Jaffa.

         3.2 The parties shall proceed to fulfill the pre-conditions to this Agreement, as set forth in section 5, by the Closing Date and shall sign any documents necessary for the full implementation and completion of the Split pursuant to this Agreement, with the purpose of completing it by June 30, 2000, unless the Board of Directors of Motorola decides to extend this date.

         3.3 Immediately after obtaining the approval of the Split by the meetings specified in subsection 3.1, above in accordance with the provisions of Section 233 of the Companies Ordinance or
                  Section 351 of the Companies Law, as the case may be, and the fulfillment of all the pre-conditions in accordance with section 5 of this Agreement, Motorola shall approach the court with a motion for granting of an Order of Split in accordance with Section 234 of the Companies Ordinance or in accordance with the provisions of Section 351 of the Companies Law, as the case may be.

4.       FULFILLMENT OF TAX EXEMPTION CONDITIONS

         4.1 Each party undertakes, in order that the validity of the Split and tax benefits granted to either of the parties pursuant to Chapter Four of Part E-2 and/or Section 16A of the Income Tax Ordinance are not prejudiced, to fully and accurately comply, as of the Closing Date, with the provisions of Chapter Four of Part E-2 and/or Section 16A and/or with the conditions of the Income Tax Commissioner's approval.

         4.2 The aforesaid in section 4.1 above will apply on any future change in the tax exemption conditions approved by the Income Tax Commission.

5.       PRE-CONDITIONS

         5.1 This Agreement is subject to the cumulative fulfillment of all the following pre-conditions:

                  5.1.1 Receipt of an Order of Split, including authorization to decrease Motorola's capital, should this be required for purposes of the Split.

                  5.1.2 Receipt of the Income Tax Commissioner's pre-ruling, in accordance with Section 105H of the Income Tax Ordinance, to the full satisfaction of Motorola that the Split pursuant to this Agreement complies with the conditions specified in Chapter Four of Part E-2 and/or Section 16A of the Income Tax Ordinance and/or that the Split is tax exempt under any applicable law.

                  5.1.3 Receipt of approval from the Commissioner of Antitrust of this Agreement and the implementation thereof, if applicable.

                  5.1.4 Receipt of approval from the general meetings of Motorola's shareholders (of all different classes) and from meetings of the creditors of Motorola (of all different classes), by the required majority, in accordance with the provisions of Section 233 of the Companies Ordinance or Section 350 of the Companies Law, as the case may be.

                  5.1.5 Receipt of approval from the USA Internal Revenue Service (IRS), to the full satisfaction of Motorola Inc., of the proposed Split pursuant to this Agreement.

                  5.1.6 Receipt of approval from Motorola Inc.'s Board of Directors of this Agreement and the implementation thereof.

                  5.1.7 Receipt of all approvals required by any applicable law and/or agreement.

         5.2 It is agreed that if the pre-conditions to this Agreement are not met by June 30, 2000 or by any other date determined by the Board of Directors of Motorola, this

                  Agreement shall become null and void and the parties to this Agreement and/or their shareholders and/or any third parties related to the implementation of the Split pursuant to this Agreement shall not have any claim and/or lawsuit regarding to and/or in connection with the voiding of this Agreement, including any mutual claim and/or lawsuit against any of the officers and/or directors and/or shareholders of Motorola and/or MIL and/or against any third parties related to the implementation of the Split pursuant to this Agreement.

         5.3 The parties may waive the conditions set forth in Section 5.1 above, by written consent, provided they are not required by law.

         5.4 It is agreed that if Motorola Inc. decides to make any change to the process of global reorganization of the universal group and/or Motorola decides to make any change to the process of local reorganization, this Agreement shall adjust accordingly, and that in the event that Motorola Inc. decides to terminate the reorganization process, this Agreement shall become null and void, and the parties to this Agreement and/or their shareholders and/or any third parties related to the implementation of the Split pursuant to this Agreement shall not have any claim and/or lawsuit regarding to and/or in connection with the voiding of this Agreement, including any mutual claim and/or lawsuit against any of the officers and/or directors and/or shareholders of Motorola Inc. and/or Motorola and/or MIL and/or against any third parties related to the implementation of the Split pursuant to this Agreement.

6.       TAXES AND OTHER EXPENSES

         Motorola shall bear the tax liability, expenses, costs and commissions, including stamp and purchase tax, imposed upon Motorola and/or MIL pursuant to any applicable law in respect of the engagement pursuant to this Agreement and/or the performance thereof.

7.       APPENDICES

         The appendices to this Agreement shall be appended thereto by the Closing Date.

8.       MISCELLANEOUS

         8.1 The preamble to this Agreement and the appendices thereto constitute an integral part hereof.

         8.2 The headings of the sections are for convenience only and are not to be used for the purpose of interpreting this Agreement.

         8.3 This Agreement and the appendices thereto represent and constitute the entire agreement between the parties regarding the subject matter of this Agreement and cancel any prior agreements, undertakings, arrangements and the like between the parties.

         8.4 No conduct on the part of either of the parties, including avoidance of the performance of an act or delay in the performance thereof, shall be considered a waiver of any of the party's rights pursuant to this Agreement or by law, or as a waiver or consent on its part to any breach or non-performance of any term whatsoever, unless such waiver, consent, deferral, change, cancellation or addition are made explicitly and in writing. A waiver in such case shall not constitute a precedent for any other cases whatsoever and shall not prejudice the rights and obligations of either party to this Agreement.

         8.5 This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Israel. The courts of Tel-Aviv-Jaffa shall have sole and exclusive jurisdiction to hear any disputes between the parties of this Agreement.

         8.6 Any report, announcement or publication on the part of a party to this Agreement with respect to the transaction contemplated by this Agreement shall be issued only in coordination with and with the consent of the other party.

         8.7 Any notice by a party to the other party in connection with this Agreement shall be sent to the addressee by means of a facsimile to its fax number, or by personal delivery or registered mail to its address, as specified below, and shall be considered as having been delivered to the addressee on the first business day following the date of its transmission by facsimile, if confirmation to this effect has been received, or on the date of delivery if delivered in person, or at the end of 4 days after the date of dispatch by registered mail, as stated above, all as the case may be.

                  MOTOROLA ISRAEL LTD.

                  Address:  3 Kremnitski St., Tel-Aviv 67899
                  Fax:      972-3-565-8779

                  MIL FINO LTD.

                  Address:  3 Kremnitski St., Tel-Aviv 67899
                  Fax:      972-3-565-8779

         8.8 Any change, amendment or waiver in connection with this Agreement shall be valid pursuant to a written instrument signed by both parties only and shall be limited to the matter with respect to which it was made.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

         MOTOROLA ISRAEL LTD.





         By:
             -----------------------


         Name:
               ---------------------


         Title:
                --------------------





         MIL FINO LTD. (in foundation)




         By:
             -----------------------


         Name:
               ---------------------


         Title:
                --------------------

LIST OF APPENDICES


NO.                      SUBJECT
---                      -------
A1                       MIL's Rights, Liabilities, licenses and permits
                         following the Split (the Transferred Activity).

A2 Motorola's Rights, Liabilities, licenses and permits following the Split.

B All written and oral agreements and contractual obligations pertaining to the Transferred Activity and which are in effect on the Effective Date.

C Liens registered on the parties' assets after the Split, including the order of priorities among them.

D Guarantees and Writs of Indemnity referring to the Transferred Activity.

E                        List of employees transferred from Motorola to MIL.

F Motorola's ownership and/or lease rights and/or contractual rights to receive ownership and/or lease rights in the real property transferred to MIL.

                                   APPENDIX A1

This Appendix describes MIL's Rights, Liabilities, licenses and permits as of December 31, 1999.

RIGHTS, LICENSES AND PERMITS OF MIL

1.   100% (full ownership) of the share capital of the following subsidiaries:

     1.1  Motorola Communications Israel Ltd.

     1.2  Motorola South Israel Ltd.

     1.3  Motorola Israel Information Systems Ltd.

     1.4  Motorola Semiconductor Israel Ltd.

     1.5  Motorola Israel Semiconductor & Products (S.P.S.) Ltd.

2.   51% of the share capital of Beeper Communications Israel Ltd.

3.   Business sectors that function within the legal framework of MIL:

     3.1 NETWORK SOLUTIONS SECTOR ("NSS") - which engages in the development, design, manufacture, marketing and servicing of cellular network infrastructure systems.

     3.2 MOTOROLA COMPUTER GROUP ("MCG") - Israeli Operations, a division of worldwide MCG and a supplier of embedded computer technology.

     3.3 ADVANCED SYSTEMS AND PRODUCTS DIVISION ("ASAPD") - research and development and manufacturing center.

     In addition, MIL holds all the assets of the respective businesses that are directly related to their activities.

4. Licenses provided by the Israeli Ministry of Communication. Following is a list of the material licenses:

------------------------------------------------------------------------------------------------------------
                          NO. OF LICENSE            OWNER OF LICENSE
------------------------------------------------------------------------------------------------------------
Trade license             10-993                    MIL (CIG)
------------------------------------------------------------------------------------------------------------
Trade license             10-005                    Motorola Communications Israel Ltd.
------------------------------------------------------------------------------------------------------------
Special license           12-0120-1-96051           MIRS Communications Ltd.
Special license           12-0120-0-96016
Special license           12-0120-1-96051
Business license          Different
------------------------------------------------------------------------------------------------------------
Special license           12-2812-0-95244           Beeper Comm. Israel Ltd.
------------------------------------------------------------------------------------------------------------
Business license                                    Motorola Communications Israel Ltd.
------------------------------------------------------------------------------------------------------------
                          Different                 MIRS Communications Ltd.
------------------------------------------------------------------------------------------------------------
                          Different                 Motorola Communications Israel Ltd.
------------------------------------------------------------------------------------------------------------

5.   All balance sheet assets composed INTER ALIA of the following:

     5.1  Real Estate - Leasehold, land, buildings and equipment.

     5.2  Cash and cash equivalents in banks.

     5.3  Loan to Hewlett Packard S.A. dated 1994.

     5.4  Customers' Accounts Receivable.

     5.5 Inventory - consists of finished products for sale, spare parts for repairs and raw materials for manufacturing.

     5.6 Debtors - consists of income tax and VAT refunds prepaid taxes and various other current assets.

     5.7  Deposits (short term and long term).

     All as described in Motorola's Financial Statement for the year ending December 31, 1999 (detailing the assets and liabilities of "Propel Carve Out" and "New Motorola in Foundation"), a copy of which is attached hereto.


LIABILITIES OF MIL

All balance sheet liabilities composed INTER ALIA of the following:

1.   Loans to subsidiary companies.

2.   Bank loans.

3. Accounts payable to Motorola Inc. for products and services rendered to the various divisions of MIL.

4.   Capital Note to Motorola South Israel Ltd. (without interest and linkage).

5.   Net secretions for severance pay.

6.   Creditors and Credit Balances.

All as described in Motorola's Financial Statement for the year ending December 31, 1999, a copy of which is attached hereto.

- The Transferred Activity will include all Rights, Liabilities, licenses and permits that are connected with Motorola's activities, which are not NMG or PCS.

                                   APPENDIX A2

This Appendix describes Motorola's Rights, Liabilities, licenses and permits as of December 31, 1999.

RIGHTS, LICENSES AND PERMITS OF MOTOROLA

1.   50% of the share capital of Pele-phone Communications Ltd.

2.   Licenses provided by the Israeli Ministry of Communication:

------------------------------------------------------------------------------------------------------------
                            NO. OF LICENSE                            OWNER OF LICENSE
------------------------------------------------------------------------------------------------------------
Trade license               10-840                                    Motorola Israel (PCS)
------------------------------------------------------------------------------------------------------------
General license                                                       Pele-phone Comm. Ltd.
------------------------------------------------------------------------------------------------------------

3. All tangible assets including inventory lab equipment, cars, office equipment, furniture etc., which are used for the selling of Motorola's cellular phones in Israel.

4.   1,100 Shares of Bezeq Communications Ltd. at the sum of approximately
     $2,000.

5.   All balance sheet assets composed INTER ALIA of the following:

     5.1 Customers' Accounts Receivables directly obtained from the sale of Motorola's cellular phones.

     5.2  Inventory - consists of Motorola's products for sale or repair.

     5.3  Debts.

     5.4  Leasehold land, buildings and equipment.

     All as described in Motorola's Financial Statement for the year ending December 31, 1999, a copy of which is attached hereto.


LIABILITIES OF MOTOROLA

All balance sheet liabilities composed INTER ALIA of the following:

1. Indebtedness of Motorola to Motorola Semiconductor Israel Ltd. as of December 31, 1999 in the aggregate principal amount of $32,508,193.86, pursuant to Motorola Inc.'s decision with respect to the inter-company loan, and such other loans of Motorola from its subsidiaries as set forth on the Financial Statements for the year ending December 31, 1999, a copy of which is attached hereto.

2. Payments due to Motorola Inc. in respect of all purchase of products and services from Motorola Inc.

3.   All current liabilities formed in connection with business activities.

All as described in Motorola's Financial Statement for the year ending December 31, 1999, a copy of which is attached hereto.

- The remaining activity will include all Rights, Liabilities, licenses and permits that are connected with Motorola's NMG or PCS activities.

                                  APPENDIX B(*)


All written and oral agreements and contractual obligations of Motorola, which are in effect on the Effective Date, excluding the agreements of the Personal Communications Sector (PCS), which materially consist of:

1. a purchase agreement between Motorola and Motorola Tadiran Cellular Communications Ltd. (subsequently: Pele-phone Communications Ltd.), dated November 1, 1984.

2. a Memorandum of Understanding and a settlement agreement between Motorola and Cellcom Israel Ltd., dated February 1997.

3. a supply agreement between Motorola and Partner Communications Company Ltd., dated October 29, 1998.

4. authorized distributor agreements for distributing handsets and accessories.

5. outsourcing agreements for the fixing, replacing and maintaining of handsets and accessories.

and excluding the agreements of the NMG field (essentially, the holding of shares in Pele-phone Communications Ltd. ("PCL")), which materially consist of:

1. a shareholders agreement between Bezeq the Israeli Communications Company Ltd. and Motorola, as of October 10, 1994.

2. an agreement between Motorola and PCL with regard to CDMA infrastructure dated 1987, and all its amendments (including the amendment dated 1997) and related purchase orders.




(*) This Appendix describes the agreements that relate to the Transferred Activity in the manner of listing the agreements related to the activity remaining in Motorola instead of specifying the list of agreements to be transferred to MIL.

APPENDIX C


LIENS OF MOTOROLA AND MIL

Motorola and MIL have no liens registered on their assets for the benefit of any third party(1).


----------

1 Please note that the Israeli Registrar of Companies had a lien in the sum of NIS 0.02 on Motorola's assets. This lien was removed, but not all of the databases concerning the registration of this information were updated in respect of the removal.

                                   APPENDIX D

Guarantees of Motorola that refer to the Transferred Activity assumed by MIL on the Closing Date, including:

1.   "Company" guarantees to Bank Leumi for the subsidiaries:

     1.1  Motorola Semiconductor Israel Ltd.

     1.2  Motorola Israel Semiconductor & Products (S.P.S) Ltd.

     1.3  Motorola Israel Information Systems Ltd.

2. "Company" guarantees to the Israeli Customs Authorities for the subsidiaries:

     2.1  Motorola Communications Israel Ltd.

     2.2  Motorola Semiconductor Israel Ltd.

     2.3  Motorola Israel Semiconductor & Products (S.P.S.) Ltd.

     2.4  Motorola Israel Information Systems Ltd.

                                   APPENDIX E

Employees transferred from Motorola to MIL as of December 31, 1999:

LAST NAME                      FIRST NAME            COMMERCE ID
---------------------------------------------------------------------------
ABRAMOV                        URY                                28209725
ACHSAF                         HANAN                              28909002
ACHTARZAD                      EFRAIM                             28203687
ADIKA                          GAL                                28706552
ADLER                          ETTY                               28909948
AGAMI                          SHAUL                              28201467
ALDOR                          DORIT                              28209286
ALON                           MOSHE                              28106979
ALONI                          ELIAV                              28203929
AMAR                           MIKI                               28903544
AMIR                           ZIONA                              28903746
AMRAM                          NOAM                               28109987
AMRANI                         OFER                               28109887
ARAMA                          SHLOMO                             28709461
ARIEL                          MEIR                               28909778
ASHKENAZY                      NETA                               28909827
ASHTAMKAR                      JOYCE                              28709382
ASSIS                          DAVID                              28909227
ASTEL                          YARDENA                            28908071
AVERBUCH                       LEONID                             28104091
AZAGI                          ERAN                               28709888
AZBEL                          VALERY                             28106721
AZMANOV                        TALI                               28909503
BACHAR                         GILAD                              28709982
BALDUT                         BENNY                              28709884
BANIEL                         URI                                28704747
BANIEL                         GALIT                              28709208
BAR                            MICHAL                             28900427
BAR                            AHARON                             28709959
BARAN                          GAL                                28104086
BARASH                         SHLOMO                             28906548
BARGURY                        YANIV                              28104935
BARLY                          RON                                28909215
BARRON                         MICHAEL                            28109935
BAYDA                          OFER                               28909843
BAYRON                         MARK                               28704503
BAZ                            SHAY                               28104060
BEGELFER                       ALEX                               28706712
BEGERANO                       SHMUEL                             28904669
BELSKY                         LEONID                             28909217
BEN-AVRAHAM                    SHLOMIT                            28902900
BEN-ISRAEL                     HILIK                              28706514
BEN-MICHAEL                    OFER                               28704528
BEN-MORDECHAI                  OFER                               28209520
BEN-SHABATH                    SHULAMITH                          28703984
BEN-SHOUSHAN                   CHAGIT                             28909219
BEN-TSUR                       EYAL                               28209283


                                       8

BEN-YEHUDA                     AMIR                               28703243
BEN-ZAKEN                      ISRAEL                             28700642
BEN-ZVI                        JOSEF                              28903729
BEN OR                         TOMER                              28109991
BENUSOVICH                     ALEXANDER                          28106999
BENZANO                        MEIR                               28903141
BERNSTEIN                      BOAZ                               28906385
BIER                           YAEL                               28103857
BIKOVSKY                       TIVA                               28909931
BILDERMAN                      OFER                               28902892
BILU                           GLORIA                             28209590
BINYAMIN                       YORAM                              28709943
BIRAN                          MORDECHAI                          28909514
BITTON                         GABRIEL                            28909554
BLAJEVITCH                     ANDREY                             28109277
BLOCH                          YUVAL                              28708765
BLUTNER                        JACOB                              28703561
BOGUSLAVSKY                    EVGENY                             28909225
BONDARENKO                     SERGEY                             28909864
BOROW                          EPHRAIM                            28104668
BOTNAR                         DAN                                28904843
BRAGINSKY                      ELENA                              28106843
BRASHINSKY                     ILAN                               28706579
BRICKEL                        JOSHUA                             28109230
BROWN                          AMICHAI                            28909976
BYK                            OLEG                               28906971
CALIF                          LIOR                               28109109
CHAZAN                         YAEL                               28909174
CHEN                           AVNER                              28102776
CHEN                           YIZHAQ                             28104085
CHERNYAK                       ILYA                               28109158
CHERTOK                        IRENA                              28109271
COHEN                          JACK                               28702014
COHEN                          EITAN                              28703540
COHEN                          YOSSI                              28704863
COHEN                          RAFI                               28706370
COHEN                          HAIM                               28706709
COHEN                          SHARON                             28909854
DAN                            AMIR                               28909727
DANGOOR                        YEHEZKEL                           28104708
DANNENBERG                     NIR                                28906805
DARMON                         CYRILLE                            28904011
DAVID                          SHLOMO                             28202802
DAVIDOR                        HAIM                               28703528
DEBBY                          HAIM                               28903172
DEKEL                          EITAN                              28209328
DERECH                         RAMAL                              28106877
DOBROHOTOV                     PAVEL                              28909572
DRESNER                        YEHIEL                             28902062
DRORI                          AVISHAI                            28994922
DRUYAN                         ALEXANDER                          28209339
DVIR                           SARA                               28903177


                                       9

EILAM                          ANAT                               28805254
EILAM                          ZUR                                28909748
ELDAR                          DAN                                28106788
ELIAHU                         JACOB                              28902510
ELIEZER                        ABRAHAM                            28209278
ELIZUR                         RAKEFET                            28909682
ELKARAT                        SHANY                              28109928
ENGLER                         YARON                              28909844
ERLICH                         ODED                               28708066
ESHEL                          DAFNA                              28203519
EVENCHIK                       AMIR                               28103777
EYAL                           ILIT                               28209285
EZRATTY                        ORA                                28106747
FARRIS                         MELVIN                             28109207
FELDMAN                        TIRTZA                             28994931
FIDEL                          IANCU                              28903142
FISKIN                         ASYA                               28909365
FOGEL                          BRACHA                             28909855
FRANCO                         JEANINE                            28704876
FRANKO                         ORIT                               28206905
FRIED                          AMIR                               28909683
FRIEDMAN                       HAMUTAL                            28109449
FRIMMERMAN                     YORAM                              28903214
GABAY                          SHAHAR                             28704008
GAMORAN                        SAM                                28104952
GANELES                        DOV                                28706671
GANOR                          DAVID                              28909216
GAT                            AMIT                               28104058
GECHTMAN                       ALEX                               28704561
GEFFEN                         CHANOCH                            28904719
GEIST                          LIMOR                              28709473
GERBY                          MOSHE                              28706623
GERSHON                        ELIANA                             28909583
GERSHONI                       AVIHAY                             28909496
GERSHUNI                       CHEN                               28909566
GERSTENHABER                   PETER                              28106661
GIDEON                         AMNON                              28906570
GILADY                         PAZIT                              28709424
GILBOA                         NIZAN                              28709466
GILOVOY                        LEONID                             28106827
GINENSKY                       DANIEL                             10147432
GIVON                          ARIEL                              28206575
GOFFER                         SHRAGA                             28702071
GOLD                           AVI                                28901865
GOLDBERG                       EITAN                              28205174
GOLDENBERG                     ARIEL                              28703629
GOLUBOWICZ                     JOSEF                              28906923
GONEN                          YORAM                              28909553
GOZLAN                         BEN                                28909826
GREENBERG                      DAVID                              28906947
GREENNEY                       ANNE                               28109468
GREENSPUN                      SEMION                             28709235


                                       10

GRINBERG                       LIRAN                              28209275
GRINBERG                       MARCO                              28209308
GRINSHTEIN                     SERGEI                             28709274
GROSS                          GILAD                              28709936
GROSSER                        MAYER                              28906363
GRYNWALD-ALTMAN                GABY                               28904911
GURI                           NANA                               28209631
GUTTMAN                        GAL                                28109168
HADDAD                         YAAKOV                             28209284
HAIM                           SHABTAI                            28906580
HALFIN                         SHOSHANA                           28903245
HAR-CHEN                       EHUD                               28904988
HASDAI                         LEON                               28106724
HASSAN                         CLAUDE                             28202488
HASSID                         MONY                               28703995
HAVIV                          ELI                                28703391
HAVIV                          DAVID                              28709411
HELETZ                         OFER                               28703800
HELFMAN                        JACOB                              28700090
HIRSCHBERG                     NOAM                               28104028
HOD-FEINS                      ALFRED                             28106845
HOROWITZ                       MOSHE                              28909838
HYAMES                         MICHAEL                            28709469
INBAR                          AYALA                              28909061
INBERG                         MICHAEL                            28904955
IOFFE                          JURI                               28706723
ISAKOV                         IRIS                               28904014
ITZHAKOV                       YARIV                              28104112
JACOBI                         ILAN                               28706719
JACOBSON                       ITZHAK                             28709962
JELTIKOV                       IRINA                              28209307
KADAN                          TSVIEL                             28106700
KADOSH                         AVI                                28906982
KAMAR                          AVI                                28703835
KAMENKO                        SHAMAI                             28209338
KANTAROVICH                    GENNADY                            28909728
KASLASI                        MENASHE                            28703576
KATZ                           EDUARDO                            28103504
KATZ                           YOAV                               28909873
KESELMAN                       VITALIY                            28106875
KESSEL                         MOSHE                              28708720
KHAIT                          ALEXANDER                          28906944
KHALFA                         MICHAEL                            28109232
KHRIZMAN                       LEONID                             28106993
KISHINOVSKY                    IRIT                               28904019
KISSOS                         DROR                               28909990
KITAIN                         MARINA                             28106974
KLEIN                          GEORGE                             28706408
KLEIN                          ARIK                               28209571
KOMRAZ                         BORIS                              28106975
KOREN                          EITAN                              28109992
KORNFELD                       NORBERTO                           28704043


                                       11

KOROLEV                        ALEXANDER                          28106792
KOSTINSKY                      GADI                               28706389
KOTT                           AMI                                28908764
KOTZER                         YINON                              28103665
KOZLOV                         MISHA                              28909952
KRASOVITSKY                    MARINA                             28206704
KRAUCHUK                       ARIE                               28906942
KRAUS                          TAL                                28706787
KREIMAN                        ROMAN                              28209300
KREININ                        MICHAEL                            28109250
KREMER                         VARDA                              28703796
KREPEL                         MOSHE                              28908131
KRIEGER                        MICHAL                             28909786
KRINIZI                        VIKI                               28203930
KRONZON                        IDIT                               28805658
KUKNARIEV                      ROMAN                              28909831
KULANGIEV                      ARTHUR                             28709944
KUNDIL                         ELA                                28706527
LAHAV                          OFER                               28209296
LEBOVICH                       ORNA                               28904792
LEV                            EFRAT                              28106880
LEVI                           RONEN                              28704618
LEVI                           ALON                               28706863
LEVIN                          ELENA                              28909218
LEVY                           MENASHE                            28901366
LEVY                           RAFI                               28908701
LEVY                           YOAV                               28109960
LEVY                           YARON                              28104018
LIRAZ                          KOBI                               28703956
LOVTON                         YOSSI                              28902782
LUGASI                         ARIE                               28706540
LUZON                          RACHELA                            28206693
MADAR                          MICHAEL                            28706628
MADMONI                        AVIRAM                             28709263
MAIMON                         ISRAEL                             28900139
MALICHI                        BATYA                              28104727
MAMAN                          YAKOV                              28704848
MAMISTVALOV                    MALKHAZI                           28706791
MANZOOR                        MEIRAV                             28909785
MAOZ                           ZVI                                28902950
MARGOLIN                       YAIR                               28909870
MARTON                         HADASSA                            28202885
MASHRAKY                       UDI                                28709989
MASSARSKY                      MICHAEL                            28709927
MATARASSO                      ITZIK                              28909360
MATSRAFI                       OREN                               28906994
MATZLIAH                       GIL                                28109882
MAYO                           RAN                                28709919
MEIDAN                         REUVEN                             28909047
MELCER                         MOSHE                              28104971
METSER                         SAMI                               28909034
MEZHIBOVSKY                    MARIA                              28109111


                                       12

MICHAEL                        MOSHE                              28703477
MICHAELI                       MOSHE                              28906751
MIKITICH                       ALEXANDER                          28209597
MIMON                          ALON                               28709942
MIRKIN                         MICHAEL                            28109252
MIZRACHI                       DROR                               28704946
MIZRAHI                        MOSHE                              28704639
MIZRAHI                        SHLOMO                             28704817
MOATO                          AVI                                28704004
MOGILEVSKY                     VALERY                             28104118
MORIM NASA                     SHALHEVET                          28109929
MOUALLEM                       SHALOM                             28706387
MURAD                          YECHEZKEL                          28908036
MUSAY                          YIGAL                              28909717
NADEL                          JOSHUA                             28903165
NAHMAN                         VERED                              28904048
NAHMANI                        DANIEL                             28906997
NAVEH                          ILAN                               28704847
NELKIN                         ALIZA                              28204720
NIDDAM                         AVRAHAM                            28903159
NINIO                          DAVID                              28903791
NISENZON                       MICHAL                             28906371
NISSANI                        DANIEL                             28206934
NISSIM                         ZEEV                               28909567
NOAH                           JACK                               28706529
NOV                            AARON                              28709043
OMEN                           HAZI                               28704609
OPHIR                          HANOCH                             28706705
OR                             LILACH                             28906547
OVADIA                         RONEN                              28704956
OVADIA                         DAVID                              28906915
OZ                             YACOV                              28704958
OZERI                          IGAL                               28701255
OZERI                          EYAL                               28709886
PANFILENKO                     ANDREI                             28909127
PARDESSI                       RAN                                28706878
PAT-EL                         MOSHE                              28903963
PATURSKY                       SOFI                               28909488
PAVEL                          SHAHAR                             28109997
PAZ                            MICHAEL                            28903637
PEER                           BENJAMIN                           28106828
PERGAL                         BARUCH                             28703790
PIPMAN                         GUSTAVO                            28708809
PLINER                         EVGENY                             28706594
POLLAK                         NAVA                               28909110
PORAN                          RAPHAEL                            28903730
POYAS                          MARK                               28104099
POZDEEV                        KONSTANTIN                         28109157
POZIN                          MICHAEL                            28106742
RABINOWITZ                     JONNY                              28109920
RACHMILOV                      MOTI                               28104111
RAFAELI                        ZIV                                28906374


                                       13

RAVEH                          AMIR                               28104917
RAZ                            ALINA                              28906990
REBENSHTOK                     DOV                                28704572
REIN                           ARIEL                              28903535
RIBAK                          ELI                                28206854
RICHTER                        ISAAC                              28704877
RIESENBERG                     EHUD                               28709988
RIMON                          AVI                                28906538
ROBBINS                        HILARIE                            28909276
ROGOWAY                        PAUL                               28109046
ROLL                           FELIX                              28706635
RONEN                          DAPHNA                             28104592
ROSENBLUM                      HAIM                               28704966
ROSNER                         ZVI                                28704623
SAAD                           RAMI                               28706348
SADIK                          EMIL                               28104113
SALLACH                        HEZY                               28909221
SALMAN                         OREN                               28209724
SARKISSOV                      SERGEI                             28709963
SCHMIDT                        AYAL                               28709194
SCHNEID                        EDUARDO                            28706817
SCHUBERT                       NATHAN                             28704898
SCHWAGER                       UDI                                28706585
SEGAL                          ARIEL                              28109995
SEGEV                          ZION                               28704838
SELA                           NOA                                28909865
SENDEROV                       DOV                                28208047
SEREBRENIK                     DAVID                              28104079
SHABI                          YOSSI                              28709885
SHACHAM                        DORIT                              28909673
SHAHAM                         DOV                                28103619
SHAHAR                         YOSSIE                             28900157
SHAHARABANI                    SIGAL                              28109388
SHAHBAZIAN                     TIGRAN                             28209589
SHAMAI                         SHAI                               28109996
SHANI                          OREN                               28704750
SHAPIRA                        YAIR                               28703279
SHARABI                        YOAV                               28209729
SHARET                         TZVIKA                             28704842
SHARON                         GALIT                              28706786
SHARON                         GAD                                28709933
SHAVIT                         MAXIM                              28703735
SHAVIT                         YARIV                              28709993
SHEKALIM                       PERETS                             28704057
SHEM TOV                       MOSHE                              28909666
SHERMAN                        YAEL                               28909726
SHIKHELMAN                     LEONID                             28906515
SHILOAH                        MICHAL                             28906970
SHIRIN                         SARAH                              28909569
SHITRIT                        ISAAC                              28704960
SHLOMIE                        MORDECHAI                          28109159
SHMUEL                         ABIR                               28102591


                                       14

SHMULEVICH                     REUVEN                             28702828
SHOR                           ANITA                              28206571
SHOR                           IRINA                              28994904
SHPERLING                      ITZHAK                             28104715
SHTRAUS                        AVNER                              28906983
SIDON                          JEAN                               28906969
SIVAN                          ELAD                               28204924
SMILOVICI                      LUCIA                              28909103
STEPANOV                       ROSTISLAV                          28906996
STERN                          EYAL                               28103475
STONE                          LISA                               28206480
STRUPINSKY                     RACHEL                             28909735
STUDINSKI                      BENNY                              28203382
SUCIU                          GABRIEL                            28104087
TAL                            NIV                                28703958
TALMOR                         DAFNA                              28203500
TAM                            ASHER                              28709359
TARNOPOLSKY                    VADIM                              28709426
TENENBAUM                      RAN                                28709417
TERMIN                         DAVID                              28906954
TIHSBI                         RONI                               28706554
TOAFF                          SHEMARIA                           28103613
TOOBA                          AVI                                28202774
TWINA                          YOSI                               28706867
TWINA                          HEZI                               28709941
TZUMIE                         SHLOMO                             28908743
USANOVICH                      EVGENY                             28709343
UZAN                           RENE                               28703389
VAKNIN                         BENSI                              28200164
VAKNIN                         TAMIR                              28704920
VARON                          AVI                                28106463
VAYSENBERG                     IGOR                               28106917
VERMAN                         YOSEF                              28104045
VEXLER                         MOSHE                              28904017
VOLCHEK                        VITALY                             28106868
VOLOVITCH                      YEHUDA                             28202765
VORONENKO                      IGOR                               28106887
WAIZER                         ZIV                                28909953
WASSERMAN                      SHAMAI                             28908097
WEINBERG                       CAREN                              28706536
WEISER                         ILAN                               28203152
YABLONKA                       IRIS                               28909834
YANCC                          EYAL                               28909872
YATIR                          ISAAC                              28704576
YAVNEL                         VUACHESLAV                         28106686
YEFFET                         SHARON                             28706584
YERSHOV                        VYACHESLAV                         28209280
YERUSHALMI                     ISRAEL                             28203421
YIHYE                          YEHUDA                             28909105
YOSSEF                         YEDIDIA                            28903781
YOSSEFI                        YAIR                               28909024
YUNGER                         SYLVIE                             28904916


                                       15

ZACCAI                         AVI                                28204550
ZADIK                          VERED                              28709481
ZAHAVI                         DAVID                              28909213
ZAK                            MICHAEL                            28209592
ZECHARIAH                      KHEN                               28209430
ZEIDMAN                        YORAM                              28903146
ZELTSER                        VADIM                              28106963
ZIFRONI                        OMER                               28709487
ZINCHIN                        DANIEL                             28109934
ZIV                            SAMUEL                             28908723
ZIV                            SHAUL                              28709961
ZOBEL                          MENACHEM                           28701414
ZORAYAH                        SHAY                               28109921
ZUCKERMAN                      SLAVA                              28709446


- The Transferred Employees will include all other employees on the Closing Date that are connected with Motorola's activities, which are not NMG or PCS, and are not detailed here above.

                                   APPENDIX F

Motorola's ownership and/or lease rights and/or contractual rights to receive such rights in the real property transferred to MIL on the Closing Date, including without limitation:

----------------------------------------------------------------------------------------------------------------------
          THE RIGHT                      THE ASSET                    THE OWNER                TERMINATION DATE
----------------------------------------------------------------------------------------------------------------------
Lease                           3 Kremniski, Tel-Aviv        Motorola
----------------------------------------------------------------------------------------------------------------------
Lease                           16 Kremniski, Tel-Aviv       Motorola
----------------------------------------------------------------------------------------------------------------------
Lease                           8 Meitav,                    Motorola
                                Tel-Aviv

----------------------------------------------------------------------------------------------------------------------
Rent                            6 Kremniski, Tel-Aviv        Dubtzki, Zacks and Sason /   31.3.03 / 30.11.02
                                                             Amot Investments
----------------------------------------------------------------------------------------------------------------------
Rent                            16 Kremniski, Tel-Aviv       Tenanboim and Nob            30.6.00
----------------------------------------------------------------------------------------------------------------------
Rent                            6 Meitav, Tel Aviv           Transportation Instruments   31.10.02
----------------------------------------------------------------------------------------------------------------------
Rent                            Ashdar Center, Tel-Aviv      Danbar / Manpower / Fiat /   31.12.01 / 28.2.05 /
                                                             Margan and Alied             7.8.01 / 6.1.03
----------------------------------------------------------------------------------------------------------------------
Rent                            21 Aminadav, Tel Aviv        Bromberg and Damary          31.12.04
----------------------------------------------------------------------------------------------------------------------
Rent                            9 Hahascala, Tel Aviv        Moshe Nave                   31.12.01
----------------------------------------------------------------------------------------------------------------------
Rent                            California, Tel-Aviv         Kital / Asher Eshel          31.12.00
----------------------------------------------------------------------------------------------------------------------
Rent                            14 Nevatim, Ramat Siv,       Dora                         31.5.02
                                Petach Tikwa
----------------------------------------------------------------------------------------------------------------------



                                       17